UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020

ORGANICELL REGENERATIVE MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4045 Sheridan Avenue, Suite 239, Miami, FL        33140

(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code: (888) 963-7881

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Registrant”, “the Company,” “Organicell,” “we,” “us” and “our” refer to Organicell Regenerative Medicine, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.                      On April 2, 2020, Organicell Regenerative Medicine, Inc. (the “Company”) appointed Mr. Michael Carbonara and Dr. Allen Meglin to its board of directors. A summary of each appointees’ background is provided below:

Mr. Carbonara: Since 2015, Mr. Carbonara has served as the Chief Executive Officer of the Phoenix Group, a company that provides international financial and banking services. In addition, Mr. Carbonara has successfully worked directly with financial regulators in Canada, Europe and Asia to establish regulated banking and payment institutions as well as a SICAV (Société d'investissement à Capital Variable) alternative investment fund. Mr. Carbonara currently serves on the board of directors of several private United States and international companies. Mr. Carbonara is a member of the Association of Certified Anti-Money Laundering Specialists® (“ACAMS”), the largest international membership organization dedicated to enhancing the knowledge skills and expertise of anti- money laundering/counter terrorist financing and financial crime detection and prevention professionals.

Mr. Carbonara is 36 years old and received his Associates Degree in Business Administration in 2006. The Company believes that Mr. Carbonara’s financial and business experience, including his significant international business experience and expertise in financial technology, regulatory compliance, payments, cross border remittance and e-commerce consulting services make him qualified to be a member of the Board.

As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended October 31, 2018, Mr. Carbonara and the Company agreed to a funding facility arrangement (“Funding Facility”) whereby Mr. Carbonara (and/or his designees), funded $500,000 of working capital to the Company in exchange for 40,000,000 shares of newly issued common stock of the Company, representing a 7.29% interest in the Company as of March 7, 2020. The shares were issued to Mr. Carbonara’s designated entity, Republic Asset Holdings LLC.

Dr. Meglin: Since June 2019, Dr. Meglin has served on the Company’s Products and Technical Advisory Board. Since 2005, Dr. Meglin has served as a staff radiologist for Chatham Radiologists, P.A. a medical facility specializing in interventional radiology and musculoskeletal radiology. Dr. Meglin also serves as the Medical Director for Northeast Georgia Aesthetics and is the owner operator of several proprietorships involved in providing aesthetics, chiropractic and wellness services. Throughout his career, Dr Meglin has been a frequent lecturer and presenter, has issued many medical related publications, has served on the faculty and taught various courses at educational institutions, has participated in as a principal investigator in several clinical research studies, and holds several medical based patents. Dr. Meglin also currently serves on the board of directors of several private United States companies. Dr. Meglin is also a member of the American Heart Association - Scientific Council Committee, the American Academy of Regenerative Medicine and serves on the FDA’s education materials committee.

Dr. Meglin currently holds the following licenses and certifications:

•	Registered Vascular Technologist, ARDMS
•	Certificate in Added Qualifications in Vascular and Interventional Radiology from the American Board of Radiology
•	National Board of Medical Examiners Diplomate
•	Medical License from the state of North Carolina

Dr. Meglin is 61 years old and earned a M.D from the University of Pittsburgh - School of Medicine, Pittsburgh, PA and completed his Diagnostic Radiology Residency from the Walter Reed Army Medical Center, Washington, DC

The Company believes that Dr. Meglin’s medical industry expertise make him qualified to be a member of the Board.

2.          On Wednesday, April 15, 2020, Mr. Robert Zucker, a member of the Board, provided notice to the Company of his resignation from the Board, effectively immediately. Mr. Zucker indicated that he was resigning to pursue unrelated opportunities. The Board accepted Mr. Zucker’s resignation and thanked him for all of his service to the Board and the Company during his tenure.

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Item 8.01 Other Events

1.       Filing of Delinquent Reports

On March 6, 2020, the Company successfully completed the filing of its delinquent Quarterly and Annual Reports for the fiscal year ended October 31, 2018 (“2018 Delinquent Reports”) and had intended to immediately thereafter begin efforts to prepare and file the delinquent Quarterly and Annual Reports for the fiscal year ended October 31, 2019. The current outbreak of the novel coronavirus (“COVID-19”) and resulting impact to the United States business environments which occurred from the COVID-19 outbreak immediately after the Company’s filing of the 2018 Delinquent Reports has adversely impacted the Company’s ability to complete the preparation and filing of its delinquent Quarterly and Annual Reports for the fiscal year ended October 31, 2019 and the delinquent or pending Quarterly Reports for the fiscal year ended October 31, 2020.

2.       Potential Effect of Coronavirus (COVID -19) Outbreak

The current COVID-19 outbreak has resulted in the closing of our offices and has required our internal accounting and administrative staff to work remotely. In addition, the adverse public health developments and economic effects of the COVID-19 outbreak in the United States, have adversely affected the demand for our products and services by our customers and from patients of our customers as a result of quarantines, facility closures and social distancing measures put into effect in connection with the COVID-19 outbreak. These new restrictions have adversely affected the Company’s sales, results of operations and financial condition. In response to the COVID-19 outbreak, the Company (a) has accelerated its research and development activities, particularly in regards to potential health benefits of the Company’s products in addressing various health concerns associated with COVID-19 and (b) is aggressively seeking to raise additional debt and/or equity financing.

3.       Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by the use of forward-looking terminology such as “will,” “believes,” “expects,” “potential” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the SEC and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2020	ORGANICELL REGENERATIVE MEDICINE, INC.

	By:	/s/ Ian Bothwell
Ian Bothwell Chief Financial Officer

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